Exhibit 10.4

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. THE SALE OR OTHER TRANSFER OF THIS WARRANT IS ALSO SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN SECTION 10.3 OF THE "PURCHASE AGREEMENT" (AS HEREINAFTER DEFINED).

THIS WARRANT AND THE OBLIGATIONS OF THE COMPANY AND WILLEY BROTHERS INC. ("WILLEY") ARISING HEREUNDER ARE SUBORDINATED IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT DATED AS OF OCTOBER 22, 2001, AS SUCH SUBORDINATION AND INTERCREDITOR AGREEMENT MAY BE AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME, (THE "SUBORDINATION AGREEMENT") BY AND AMONG CORPORATE MEZZANINE II, L.P., WILLEY AND FLEET CAPITAL CORPORATION FROM TIME TO TIME; AND EACH HOLDER OF THIS WARRANT, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

                                                             Warrant to Purchase
                                                                10,000 shares of
                                                                    Common Stock
                                                              September 30, 2003

                            BRANDPARTNERS GROUP, INC.

                          COMMON STOCK PURCHASE WARRANT

                           Void after October 22, 2011

BRANDPARTNERS GROUP, INC. (the "Company"), a Delaware corporation, hereby certifies that for value received, CORPORATE MEZZANINE II, L.P., a British Virgin Island limited partnership, or its successors or assigns (the "Holder"), is entitled to purchase, subject to the terms and conditions hereinafter set forth, an aggregate of 10,000 fully paid and nonassessable Shares of Common Stock of the Company, at an aggregate exercise price of US$0.24 per Share (as adjusted from time to time in accordance with the terms hereof, the "Purchase Price"), subject to adjustment as provided herein, at any time or from time to time beginning on the date hereof and prior to 5:00 P.M., New York City time, on October 22, 2011 (the "Expiration Date").

This Warrant is issued pursuant to the Subordinated Note and Warrant Purchase Agreement (as amended, modified or supplemented from time to time, the "Purchase Agreement"), dated as of October 22, 2001, by and among the Company, Willey Brothers Inc. and the Holder, and is subject to the terms thereof. Capitalized terms used herein and not otherwise defined shall have the meanings assigned such terms in the Purchase Agreement. The Holder is entitled to the rights and subject to the obligations contained in the Purchase Agreement.

1.    Definitions

      For the purposes of this Warrant, the following terms shall have the meanings indicated:

      "Act" means the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder from time to time.

      "Affiliate" shall mean any Person directly or indirectly controlling, controlled by or under common control with, the Holder. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

      "Business Day" shall mean any day other than a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law or executive order to close.

      "Call  Closing  Date"  shall  have the  meaning  ascribed  to such term in
      Section 17 below.

      "Call Notice" shall have the meaning ascribed to such term in Section 17 below.

      "Closing Price" shall mean, with respect to each Share for any day, (a) the last reported sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case as reported on the principal national securities exchange on which the Shares are listed or admitted for trading or (b) if the Shares are not listed or admitted for trading on any national securities exchange, the last reported sale price or, in case no such sale takes place on such day, the average of the highest reported bid and the lowest reported asked quotation for the Shares, in either case as reported on the NASDAQ or a similar service if NASDAQ is no longer reporting such information.

      "CMII" shall mean Corporate Mezzanine II, L.P.

      "CMII Holder" means CMII and following the assignment (prior to any full or partial exercise hereunder) by CMII of this Warrant in whole, the Person to whom this Warrant shall have been so assigned.

      "Commission" shall mean the Securities and Exchange Commission or other federal agency then administering the Act and other federal securities laws.

      "Common Stock" shall mean each class of capital stock of the Company that is not limited as to a fixed sum or percentage of par or stated value in respect of rights of the holders thereof to participate in dividends or distributions of assets upon any liquidation or winding up of the Company.

      "Company" shall have the meaning ascribed to such term in the first paragraph of this Warrant.

      "Election to Purchase Common Stock" shall have the meaning ascribed to such term in Subsection 2(a).

      "Exercise Date" shall have the meaning ascribed to such term in Subsection 2(d).

      "Exercise Rate" shall have the meaning ascribed to such term in Section 3(c).

      "Excluded Issued Warrant Share" shall mean, at any time, an Issued Warrant Share that (i) has been registered pursuant to a Registration Statement as of such time or (ii) can be sold under and in accordance with Rule 144K of the Rules under the Act, at such time. Notwithstanding the foregoing, an Issued Warrant Share that would be an Excluded Warrant Share, but for the exercise of this Warrant for such Issued Warrant Share under Section 2(b)(i) hereof (i.e., a "cash" exercise), shall constitute an Excluded Issued Warrant Share.

      "Expiration Date" shall have the meaning ascribed to such term in the first paragraph of this Warrant.

      "Excluded Warrant Shares" shall mean Warrant Shares that, upon issuance pursuant to a cashless exercise under 2(b)(ii), 2(b)(iii) or 2(b)(iv) hereof could be sold under and in accordance with Rule 144K of the Rules under the Act. Upon actual issuance, Warrant Shares shall not constitute "Excluded Warrant Shares" and shall constitute "Excluded Issued Warrant Shares" to the extent and so long as they satisfy the requirements of such definition.

      "Fair Market Value" shall be determined in accordance with Section 3(b).

      "First  Trading  Day"  shall  have the  meaning  ascribed  to such term in
      Section 15(c).

      "Formula Price" shall mean, at any time, the value for each Warrant Share or Issued Warrant Share obtained by dividing (A) the product obtained by multiplying (I) .045 times (II) the amount, if any, that (i) the sum of
      (a) the product of (x) the trailing twelve months EBITDA of Willey ending on the last day of the calendar month ending on or most recently prior to the date of the Put Notice, Issued Warrant Put Notice or Call Notice times
      (y) 6.5,  plus (b) cash and cash  equivalents  on hand of Willey,  exceeds
      (ii) the sum of (x) Senior Debt of Willey plus (y) the then outstanding principal amount of the Notes, plus (z) the then outstanding principal of the Seller Notes by (B) the aggregate number of Warrant Shares issuable upon exercise of this Warrant and Issued Warrant Shares; provided, that, the aggregate value of all Warrant Shares and Issued Warrant Shares calculated pursuant to this definition of Formula Price shall not exceed that amount, which when added to all interest, premium and the placement fee, paid to the CMII (it successors and assigns) with respect to the Notes (in each case in cash), and assuming the timely and complete payment of principal of the Notes in cash, would result in CMII (its successors and assigns) realizing the sum of (i) a 35% internal rate of return on its investment in the Notes and this Warrant as of the Put

      Closing Date, Issued Warrant Share Put Closing Date or Call Closing Date specified in the Put Notice, Issued Warrant Share Put Notice or Call Notice, as applicable, plus (ii) interest at 16% per annum on the amount of the Warrant Repurchase Price from such Put Closing Date, Issued Warrant Share Put Closing Date or Call Closing Date, as applicable, through the date of receipt by CMII (its successors and assigns) of payment in full of the Warrant Repurchase Price (whether payable in cash, a Put Note or a combination thereof and whether the Company has taken the Registration Option). For the purposes of calculating such internal rate of return, payment in cash of that portion of principal of Notes constituting "PIK Amounts" (as defined therein) added to the "Accreted Principal Amount" (as defined therein) in lieu of cash payment interest shall be included as payments to CMII (its successors and assigns) of interest.

      "Fully Diluted Shares" shall mean at any time (i) all Shares outstanding as of such time, and (ii) all Shares into or for which rights, options, warrants or other securities outstanding as of such time are exercisable, exchangeable or convertible (other than the Warrants).

      "Holder" shall have the meaning ascribed to such term in the first paragraph and Section 9 of this Warrant.

      "Issued  Warrant  Shares" shall have the meaning  ascribed to such term in
      Section 16 below.

      "Issued Warrant Share Put Notice" shall have the meaning ascribed to such term in Section 16 below.

      "Issued Warrant Share Put Closing Date" shall have the meaning ascribed to such term in Section 16 below.

      "Liquidity Event" shall mean (i) a consolidation or merger involving the Company in which a Change in Control occurs or (ii) a sale of all or substantially all of the assets of the Company.

      "NASDAQ" shall mean the Automatic Quotation System of the National Association of Securities Dealers, Inc.

      "New Warrant" shall have the meaning ascribed to such term in Section 4.

      "Person" shall mean any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

      "Purchase Agreement" shall have the meaning ascribed to such term in the second paragraph of this Warrant.

      "Purchase Price" shall have the meaning ascribed to such term in the first paragraph of this Warrant.

      "Put Notice" shall have the meaning ascribed to such term in Section 15 below.

      "Put Closing Date" shall have the meaning ascribed to such term in Section 15 below.

      "Put Note" shall have the meaning ascribed to such term in Section 15 below.

      "Put Restrictions" shall have the meaning ascribed to such term in Section 15 below.

      "Registration  Option"  shall have the  meaning  ascribed  to such term in
      Section 15 below.

      "Registration Statement" shall mean a registration statement under the Act.

      "Repurchase Event" shall have the meaning ascribed to such term in Section 15 below.

      "Shares" shall mean the shares of Common Stock of the Company, and any other securities resulting from successive changes or reclassification of such shares.

      "Time of  Determination"  shall have the meaning  ascribed to such term in
      Section 3(c) below.

      "Warrant" shall mean this Warrant and any subsequent Warrant issued pursuant to Subsection 2(c).

      "Warrant Register" shall have the meaning ascribed to such term in Subsection 10(c).

      "Warrant Repurchase Price" shall be the amount obtained by (i) multiplying
      (a) the number of Warrants Shares or Issued Warrant Shares subject to repurchase by (b) (1) in the event the Warrant Repurchase Price is payable to a CMII Holder, the greater of (x) the Fair Market Value per Share and
      (y) the Formula Price per Share or (2) in any other event, the Fair Market Value per Share and (ii) subtracting therefrom the aggregate Purchase Price for such Warrant Shares (without such subtraction in the case of repurchase of Issued Warrant Shares).

      "Warrant Shares" shall mean the Shares issuable upon exercise of the Warrant and, except where the context otherwise requires, shall include Issued Warrant Shares.

      "Willey" shall have the meaning given in the first paragraph of this Warrant.

2.    Exercise of Warrant

      (a)   Exercise

            This Warrant may be exercised, in whole or in part, at any time or from time to time during the period beginning on the date hereof and ending on the Expiration Date, by surrendering to the Company at its principal office this Warrant, with the form of Election to Purchase Common Stock (the "Election to Purchase Common Stock") attached hereto as Exhibit A duly executed by the Holder and accompanied by payment of the Purchase Price for the number of Shares specified in such form.

      (b)   Delivery of Shares; Payment of Purchase Price

            As soon as practicable after surrender of this Warrant and receipt of payment, the Company shall promptly issue and deliver to the Holder a certificate or certificates for the number of Shares set forth in the Election to Purchase Common Stock, in such name or names as may be designated by such Holder, along with a check for the amount of cash to be paid in lieu of issuance of fractional Shares, if any, pursuant to Section 6. Payment of the Purchase Price may be made as follows (or by any combination of the following): (i) in United States currency by cash or delivery of a certified check, bank draft or postal or express money order payable to the order of the Company,
            (ii) by assigning to the Company all or any part of the unpaid principal amount of the Notes held by the Holder in a principal amount equal to the Purchase Price, (iii) by surrender of a number of Shares held by the Holder at least equal to the quotient obtained by dividing (A) the Purchase Price payable with respect to the portion of this Warrant then being exercised by (B) the Fair Market Value on the Exercise Date, or (iv) by cancellation of any portion of this Warrant with respect to the number of Shares equal at least to the quotient obtained by dividing (A) the product obtained by multiplying (i) the number of Shares with respect to which this Warrant is being exercised times (ii) the Purchase Price per Share by (B) the difference between (1) Fair Market Value of the number of Shares to be cancelled on the Exercise Date, and (2) the Purchase Price per Share.

      (c)   Partial Exercise

            If this Warrant is exercised for less than all of the Shares purchasable under this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver to the Holder a new Warrant of like tenor for the balance of the Shares purchasable hereunder.

      (d)   When Exercise Effective

            The exercise of this Warrant shall be deemed to have been effective immediately prior to the close of business on the Business Day on which this Warrant is surrendered to and the Purchase Price is received by the Company as provided in this Section 2 (the "Exercise Date") and the Person in whose name any certificate for Shares shall be issuable upon such exercise, as provided in Subsection 2(b), shall be deemed to be the record holder of such Shares for all purposes on the Exercise Date provided, that the Holder shall be responsible for any taxes or other costs and expenses incurred in connection with transferring the Warrant.

3.    Adjustment of Purchase Price and Number of Capital Shares

      The Purchase Price and the number of Shares issuable upon exercise of this Warrant shall be adjusted from time to time upon the occurrence of the following events:

      (a)   Dividend,  Subdivision,  Combination or  Reclassification of Capital
            Shares

            If the Company shall,  at any time or from time to time, (i) declare
            (A) a dividend on, or (B) a distribution in respect of Shares payable in additional Shares, (ii) subdivide the outstanding Shares into a larger number of Shares, (iii) combine the outstanding Shares into a smaller number of Shares, or (iv) issue any Shares or other interests in a reclassification of the Shares (including any such reclassification in connection with a consolidation or merger), then in each such case, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification or other event, and the number and kind of Shares or interests issuable on such date shall be proportionately adjusted so that the Holder of any Warrant exercised after such date shall be entitled to receive, upon payment of the same aggregate amount as would have been payable before such date, the aggregate number and kind of Shares or interests which, if such Warrant had been exercised immediately prior to such date, such Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Any such adjustment shall become effective immediately after the record date of such dividend or the effective date of such subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur. If such a dividend is declared and such dividend of the type described above is not paid, the Purchase Price shall again be adjusted to be the Purchase Price in effect immediately prior to such record date and any adjustment made to the number of Shares issuable to the Holder under this Warrant as a consequence of the declaration of such dividend shall be reversed. Notwithstanding the foregoing, in the event that the Company shall, at any time or from time to time, declare a dividend on or distribution in respect of Shares payable in cash or other property (except Shares), then the Holder shall be entitled to receive, and the Company shall pay the Holder, the amount obtained by multiplying (x) the amount of the cash dividend declared per Share or the value (as determined in good faith by the Board of Directors of the Company) of any such non-cash dividend per Share by (y) the total number of Shares into which this Warrant is exercisable on the record date set for the payment of such dividend notwithstanding the fact that the Warrant has not been exercised by the Holder on such date.

      (b)   Determination of Fair Market Value

            For the purposes hereof, the Fair Market Value per Share on any date shall be as is agreed to by the Company and the Holder (and the Company and the Holder shall attempt to agree upon such Fair Market Value within ten (10) days). If the Company and the Holder are unable to agree upon the Fair Market Value per Share within said ten
            (10) day period, then the Fair Market Value per Share on any date shall be deemed to be the average of the daily Closing Price per Share for the 20 consecutive trading days ending on such date (or, for the purposes of Section 15(c), ending on the First Trading Day). If the Shares are not listed or admitted for trading on any national securities exchange or quoted by NASDAQ or a similar service, and the parties are unable otherwise to mutually and promptly agree upon Fair Market Value, then the Company, on the one hand, and the Holder, on the other hand, shall each promptly appoint as an appraiser an individual who shall be a member of a nationally recognized investment banking firm. Each appraiser shall be instructed within 30 days of appointment to determine the Fair Market Value per Share as of such date. If the two appraisers thereupon are unable to agree on the Fair Market Value per Share within such 30-day period, then the two appraisers, within 10 days after the end of such 30-day period, shall jointly select a third appraiser. The third appraiser shall, within 30 days of its appointment, determine, in good faith, the Fair Market Value per Share and such determination shall be controlling. If any party fails to appoint an appraiser or if one of the two initial appraisers fails after appointment to submit its appraisal within the required period, then the appraisal submitted by the remaining appraiser shall be controlling. The cost of the foregoing appraisals shall be shared one-half by the Company and one-half by the Holder; provided, however, in the event a third appraiser is utilized and one of the two initial appraisals (but not the other initial appraisal) is greater than or less than the appraisal by such third appraiser by 10% or more, then the cost of all of the foregoing appraisals shall be borne by the party who appointed the appraiser who made such initial appraisal.

      (c)   Dilutive Issuances

            If the Company shall, at any time and from time to time, after the date hereof, directly or indirectly, sell or issue any Shares (regardless of whether originally issued or from the Company's treasury), or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase any Capital Shares, or make any distributions (other than (i) distributions received by the Holder pursuant to Section 3(b),
            (ii) upon exercise of this Warrant, (iii) the issuance of Shares pursuant to options, warrants, convertible securities and similar rights outstanding on the date of this Warrant and described in reports filed by the Company with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities and Exchange Act or (iv) issued pursuant to any employee stock option, stock purchase or other benefit plan) as a result of which the Fair Market Value per Share immediately after such sale, issuance or distribution represents a lesser amount than the Fair Market Value per Share immediately prior to such sale, issuance or distribution (the "Time of Determination"), then, the number of Shares issuable upon the exercise of this Warrant (the "Exercise Rate") shall be adjusted in accordance with the formula:

                                 E' = E x O + N
                                          -----
                                          O + N x P
                                              -----
                                                  M

            and the Purchase Price shall be adjusted in accordance with the following formula:

                               PP' =   PP  x   E
                                               -
                                               E'

            where:

                  E' =  the adjusted Exercise Rate.

                  E  =  the Exercise Rate immediately prior to the time of
                        determination for any such issuance, sale or distribution.

                  PP'=  the adjusted Purchase Price.

                  PP = the Purchase Price immediately prior to the Time of Determination for any such issuance, sale or distribution.

                  O  =  the number of Fully Diluted Shares outstanding
                        immediately prior to the time of determination for any such issuance, sale or distribution.

                  N  =  the number of additional Shares issued, sold or
                        issuable upon exercise of such rights, options, warrants or other securities.

                  P  =  the per share price received and receivable by the
                        Company in the case of any issuance or sale of Shares or rights, options, warrants or other securities (inclusive of the consideration per share of Shares payable upon exercise of such rights, options, warrants or other securities.

                  M  =  the Fair Market Value per share of Shares at the time of determination for any such issuance, sale or distribution.

Notwithstanding the foregoing, there shall be no adjustment under this Section 3(c) in respect of the issuance of any Shares in the event that the consideration received by the Company for such Shares equal at least the Fair Market Value of such Shares at the time of issuance or at the time of execution of a binding agreement to issue Shares within two weeks of such execution, so long as such issuance occurs within such period of two weeks. In the event that
(i) the consideration for such Shares is determined by an underwriter, placement agent or other independent evaluator (acting in such capacity in connection with such issuance) that is not an Affiliate of the Company, or (ii) the consideration for such Shares is at least equal to the Closing Price (if any) on the date of issuance or at the time of execution of a binding agreement to issue shares so long as such issuance occurs within such period of two weeks, then such consideration shall be deemed, for the purposes of this Section 3(c), to be equal to at least the Fair Market Value of such Shares.

4.    Reorganization, Reclassification, Merger and Sale of Assets

      If there occurs any capital reorganization or any reclassification or other modification of the economic terms of the Shares of the Company, the consolidation or merger of the Company with or into another Person (other than a merger or consolidation of the Company in which the Company is the continuing entity and which does not result in any reorganization, reclassification or modification of its outstanding Shares) or the sale or conveyance of all or substantially all of the assets of the Company to another Person, then, the Holder will be entitled to receive upon surrender of the Warrant to the Company (x) to the extent there are cash proceeds resulting from the consummation of such reorganization, reclassification, consolidation, merger, sale or conveyance, in exchange for such Warrant, cash in an amount equal to the cash proceeds that would have been payable to the Holder had the Holder exercised such Warrant immediately prior to the consummation of such reorganization, reclassification, consolidation, merger, sale or conveyance, and (y) to the extent that the Holder would be entitled to receive securities (in addition to or in lieu of cash in connection with any such reorganization, reclassification, consolidation, merger, sale or conveyance), the same kind and amounts of securities or other assets, or both, that are issuable or distributable to the holders of outstanding Shares of the Company with respect to their Shares upon such reorganization, reclassification, consolidation, merger, sale or conveyance, as would have been deliverable to the Holder had the Holder exercised such Warrant immediately prior to the consummation of such reorganization, reclassification, consolidation, merger, sale or conveyance; provided, however, that upon the occurrence of any such reorganization, reclassification, consolidation, merger, sale or other conveyance, at the sole option and discretion of the Holder, the Holder may, by notice to the Company, require the Company to issue to the Holder a warrant (the "New Warrant") for the purchase of all or any portion of any such securities upon terms and conditions which provide to the Holder the same rights, protections and benefits in respect of such securities as this Warrant provides to such Holder with respect to the Shares, including, without limitation, the right to exercise rights of the type granted pursuant to Section 15 and Section 16 hereof pursuant to the provisions thereof, and in any event, the right to require the Company to purchase the New Warrants or Shares issued upon exercise thereof upon the same terms and conditions as contained in Section 15 and Section 16. The Company will not effect any such reclassification, reorganization, consolidation or merger in which the Company is not the surviving entity unless upon or prior to the consummation thereof the successor entity
      (being other than the Company) resulting from such reclassification, reorganization, consolidation or merger shall assume by written instrument, executed and mailed or delivered to each Holder at the last address thereof appearing on the books of the Company, the obligation to deliver to such Holder New Warrants for such securities that, in accordance with the foregoing provisions, the Holder may be entitled to purchase. In the event that the Company and the Holder are unable to mutually agree upon an appropriate adjustment as described above, the parties shall utilize one or more third party appraisers, in the manner described in Section 3(b) above, to determine the appropriate adjustment. Nothing contained in this Section 4 shall limit or affect the right of the Holder to exercise its rights under Section 15 and Section 16.

5.    Certificate as to Adjustments

      Whenever the Purchase Price and/or the number of Shares issuable, or the securities or other property deliverable, upon the exercise of this Warrant shall be adjusted pursuant to the provisions hereof, the Company shall promptly give written notice thereof to the Holder, in accordance with Section 14, in the form of a certificate signed by a Financial Officer of the Company stating the adjusted Purchase Price, the number of Shares issuable, or the securities or other property deliverable, upon exercise of the Warrant calculated to the nearest cent or the nearest Share and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment and upon which such calculation is based. Each adjustment shall remain in effect until a subsequent adjustment is required.

6.    Fractional Shares

      Notwithstanding an adjustment pursuant to Section 3 in the number of Shares covered by this Warrant or any other provision of this Warrant, the Company shall not be required to issue fractions of Shares upon exercise of this Warrant or to distribute certificates that evidence fractional Shares. In lieu of fractional Shares, the Company may make payment to the Holder, at the time of exercise of this Warrant as herein provided, of an amount in cash equal to such fraction multiplied by the greater of the Fair Market Value on the Exercise Date and the Purchase Price.

7.    Notice of Proposed Actions

      In case the Company shall propose at any time or from time to time (a) to declare or pay any dividend to the holders of Shares or to make any other distribution to the holders of Shares, (b) to offer to the holders of Shares rights or warrants to subscribe for or to purchase any additional Shares of any class or any other securities, rights or options, (c) to effect any reorganization, reclassification or modification of its Shares,
      (d) to effect any consolidation, merger, sale or other conveyance of all or substantially all of the property, assets or business of the Company which would, if consummated, adjust the Purchase Price or the securities issuable upon exercise of this Warrant, (e) to effect the liquidation, dissolution or winding up of the Company, or (f) to take any other action that would require a vote of the holders of the Company's Shares, then, in each such case, the Company shall give to the Holder, in accordance with
      Section 14, a written notice of such proposed action,  which shall specify
      (i) the record date for the purposes of such dividend, distribution of rights or warrants or vote of the holders of the Company's Shares, or if a record is not to be taken, the date as of which the holders of Shares of record to be entitled to such dividend, distribution of rights or warrants or vote is to be determined, or (ii) the date on which such reorganization, reclassification, modification, consolidation, merger, sale or other conveyance, liquidation, dissolution or winding up or other action is expected to become effective, and such notice shall be so given as promptly as possible but in any event at least ten (10) Business Days prior to the applicable record, determination or effective date specified in such notice.

8.    No Dilution or Impairment

      The Company will not, by amendment of its governance documents or through any reorganization, reclassification, modification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution (for which an adjustment hereunder is not specifically provided and which would have the same type of adverse financial effect on the Holder as that for which an anti-dilution adjustment is specifically provided hereunder) or other impairment. Without limiting the generality of the foregoing, the Company (a) will at all times reserve and keep available the maximum number of its authorized Shares, free from all preemptive rights therein, which number of authorized Shares will be sufficient to permit the full exercise of this Warrant, and (b) will take all such action as may be necessary or appropriate in order that all Shares as may be issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company will not amend its certificate of incorporation in any manner which would affect the Shares into which the Warrants are exercisable in a manner that is different than the effect which such amendment would have on other Shares (and is adverse in respect of the Shares).

9.    Replacement of Warrants

      On receipt by the Company of an affidavit of an authorized representative of the Holder stating the circumstances of the loss, theft, destruction or mutilation of this Warrant (and in the case of any such mutilation, on surrender and cancellation of such Warrant), the Company at its expense will promptly execute and deliver, in lieu thereof, a new Warrant of like tenor which shall be exercisable for a like number of Shares. If required by the Company, such Holder must provide an agreement to indemnify the Company which, in the judgment of the Company, is sufficient to protect the Company from any loss which it may suffer if a lost, stolen or destroyed Warrant is replaced.

10.   Restrictions on Transfer

      (a) The term "Holder" as used herein shall also include any transferee of this Warrant whose name has been recorded by the Company in the Warrant Register (as hereinafter defined). Each Holder of this Warrant or the Shares issuable upon the exercise hereof acknowledges that this Warrant and the Shares issuable upon the exercise hereof have not been registered under the Securities Act or any state securities or blue sky law and may be transferred only pursuant to an effective registration under the Securities Act or any applicable state securities or blue sky law or pursuant to an applicable exemption from the registration requirements of the Securities Act or any applicable state securities or blue sky law, subject to the restrictions on transfer set forth in this Section 10 and in Section
            10.3 of the Purchase Agreement.

      (b) With respect to a transfer that should occur prior to the time that the offer and sale of this Warrant or the Shares issuable upon the exercise hereof is registered under the Securities Act, such Holders, at their sole expense, shall request an opinion of counsel addressed to the Company (which shall be rendered by counsel reasonably acceptable to the Company and which opinion shall be reasonably acceptable to the Company) that the proposed transfer may be effected without registration or qualification under any Federal or state securities or blue sky law. Counsel shall, as promptly as practicable, notify the Company and the Holder of such opinion and of the terms and conditions, if any, to be observed in such transfer, whereupon the Holder shall be entitled to transfer this Warrant or such Shares (or portion thereof), subject to such terms and conditions, any other provisions and limitations of this Warrant.

      (c) The Company shall maintain a register (the "Warrant Register") at its principal office for the purpose of registering the Warrant and any transfer hereof, which register shall reflect and identify, at all times, the ownership of any interest in the Warrant. Upon the issuance of this Warrant, the Company shall record the name of the initial purchaser of this Warrant in the Warrant Register as the first Holder. Upon surrender for registration of transfer or exchange of this Warrant together with a properly executed Form of Assignment attached hereto as Exhibit B at the principal office of the Company, the Company shall, at its expense, (except that the Holder shall pay all applicable transfer taxes) execute and deliver one or more new Warrants of like tenor which shall be exercisable for a like aggregate number of Shares, registered in the name of the Holder or a transferee or transferees.

      (d) Subject to the foregoing, this Warrant may be transferred or assigned by the Holder at any time.

11.   No Rights or Liability as a Shareholder

      This Warrant does not entitle the Holder hereof to any voting rights or other rights as a holder of the Company's Shares. No provisions hereof, in the absence of affirmative action by the Holder hereof to exercise this Warrant for Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of such Holder as a holder of the Company's Shares.

12.   Charges, Taxes and Expenses

      Issuance of certificates for Shares to the Holder upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax, or other incidental expense, in respect of the issuance or delivery of such certificates or the securities represented thereby, all of which taxes and expenses shall be paid by the Company.

13.   Amendment or Waiver

      This Warrant and any term hereof may be amended, waived, discharged or terminated only by and with the written consent of the Company, Willey and the Holder.

14.   Notices

      Any notice or other communication (or delivery) required or permitted hereunder shall be made in writing and shall be by registered mail, return receipt requested, telecopier, courier service or personal delivery to the Company at its principal office as specified in Section 10.2 of the Purchase Agreement and to the Holder at its address as it appears in the Warrant Register. All such notices and communications (and deliveries) shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; five Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied.

15.   Willey's Obligation to Repurchase the Warrant

      (a) The Holder shall have the right, exercisable at any time from and after the earliest of (i) the fifth anniversary of the Closing Date (as defined in the Purchase Agreement), (ii) the later of (x) the repayment in full of the aggregate principal amount (together with interest accrued thereon) outstanding under the Notes and (y) the third anniversary of the Closing Date (as defined in the Purchase Agreement), (iii) an effective declaration by any holder of a Note that such Note has become immediately due and payable or, if applicable, by the required percentage of holders of Notes that such Notes have become immediately due and payable, (iv) the occurrence of a Change in Control or issuance by the Company pursuant to a Note of notice of a Change in Control (conditional upon the actual closing of such Change in Control transaction) and (v) the occurrence of a sale of all or substantially all of the assets of the Company (each of the events described in the preceding clauses
            (i) through (v) a "Repurchase Event"), but prior to the Expiration Date, to cause Willey to purchase all or any portion of this Warrant at the Warrant Repurchase Price for the number of Warrant Shares (which must omit and Willey shall have no obligation to purchase any portion of this Warrant in respect of Excluded Warrant Shares) specified in the Put Notice. Such right shall be exercisable by the Holder by delivery of written notice (the "Put Notice") to Willey specifying the portion of this Warrant that shall be repurchased (by reference to a specific number of Warrant Shares issuable upon exercise of this Warrant) and the date on which such repurchase shall occur, which date shall not be less than thirty (30) days (or such lesser time as may remain until the Business Day immediately prior to the consummation of a transaction described in clauses (iv) or (v) above), nor more than sixty (60) days after the date of the Put Notice (the "Put Closing Date"). Except as provided below in this Section 15, on the Put Closing Date, the Holder shall surrender this Warrant to Willey against (i) payment of the Warrant Repurchase Price by wire transfer to an account designated by the Holder and
            (ii) if the Holder has elected to have only a portion of the Warrant repurchased, delivery of a new warrant duly executed by Willey on the same terms and conditions as this Warrant, except that such warrant shall be exercisable for the remaining number of the Warrant Shares.

      (b) In the event that Willey, is unable to pay the Warrant Repurchase Price or any portion thereof in cash in connection with a put under
            Section 15(a) resulting from the occurrence of any Repurchase Event described in clauses (i), (ii), (iv) or (v) above, in any case, due to capital surplus or similar restrictions under applicable corporate law, contractual restrictions in the Senior Credit
            Agreement  as  in  effect  as of  the  Closing  Date  (or  the  same restrictions in any refinancing thereof permitted by the Subordination Agreement) or the unavailability of cash on hand of, and/or the inability to borrow on customary terms and conditions the amount of the Warrant Repurchase Price ("Put Restrictions"), the Holder will accept, in lieu of that portion of the Warrant Repurchase Price which cannot be paid or is so unavailable a promissory note of Willey (a "Put Note") in the principal amount of such portion of the Warrant Repurchase Price, on the same terms and conditions as the Notes (including subordination on the same terms, and to the same amount of Senior Debt as the Notes), except that (i) the Put Note shall become due and payable in full on the earlier to occur of the eighth anniversary of the Closing Date and the date on which such Put Restrictions no longer prevent such payment, (ii) the Put Note shall bear interest, payable solely by addition of "PIK Amounts" (as defined therein) to the "Accreted Principal Amount" (as defined therein), at an annual rate of 18% per annum and (iii) the Put Note shall have no financial covenants (that is, covenants of the type contained in Section 8.3 of the Purchase Agreement). Willey shall use reasonable commercial efforts to cause the Put Note to be repaid as soon as practicable, subject to Willey's reasonable business judgment.

      (c) Notwithstanding the obligation to pay the Warrant Repurchase Price under Section 15(a) or Section 16(a), in the event of the exercise by the Holder of its put option under Section 15(a) or Section 16(a), Willey can elect (the "Registration Option") by giving written notice to the Holder at least twenty (20) Business Days prior to the scheduled Put Closing Date or Issued Warrant Share Put Closing Date, as applicable, to cause the Company to register all Warrant Shares that would be issuable upon exercise of this Warrant (as of the effective date of registration) or all Issued Warrant Shares subject to such put exercise, as applicable, in any case, for sale by the Holder under the Act. In the event of such election, if
            (A) the Registration Statement relating to the Warrant Shares to be issued to the Holder or such Issued Warrant Shares, as applicable, shall be declared effective by the Commission within six (6) months following the Put Closing Date specified in the Put Notice; (B) such Warrant Shares or such Issued Warrant Shares, as applicable, are approved for listing or included for quotation, as the case may be, on the principal securities exchange or market on which Shares then trade; and (C) the prospectus contained in the Registration Statement is current and available for use by the Holder in reselling the Warrant Shares or such Issued Warrant Shares, as applicable, then Willey's obligation to pay the Warrant Repurchase Price under Section 15(a) or Section 16(a), as applicable, shall be satisfied if Willey shall pay to the Holder in cash on the first trading day immediately following the satisfaction of each of the conditions listed in (A), (B) and (C) above (the "First Trading Day"), an amount equal to the sum of (a) the amount, if any, by which the aggregate Warrant Repurchase Price (for all Warrant Shares or such Issued Warrant Shares, as applicable, so registered) exceeds the product of (x) the average Closing Prices on NASDAQ (or other exchange or market on which such shares are quoted or traded) of such Shares for the twenty (20) consecutive trading days ending on such First Trading Day times (y) the number of Warrant Shares or such Issued Warrant Shares, as applicable, so registered plus (b) 16% per annum on the amount of the Warrant Repurchase Price (for all Warrant Shares or such Issued Warrant Shares, as applicable, so registered) (without regard to the interest component included in
            (ii) of the proviso in the definition of "Formula Price", whether or not the Formula Price is taken into account in calculating the
            Warrant Repurchase Price) for the period from the date 90 days following the Put Closing Date or Issued Warrant Share Put Closing Date specified in the Put Notice or Issued Warrant Share Put Notice to the date of payment of the Warrant Repurchase Price (whether in cash, a Put Note or a combination thereof). In the event that there are Put Restrictions that would prevent such payment, Willey shall issue a Put Note for the amount payable under this paragraph that is prevented by such Put Restrictions. In the case of proper election by Willey of the Registration Option, no surrender of Warrant Shares or Issued Warrant Shares shall take place on the Put Closing Date or Issued Warrant Put Closing Date. In such event, the Holder shall fulfill the obligations of a Holder of Registerable Shares under the Registration Rights Agreement in order to facilitate the registration.

16.   Willey's Obligation to Repurchase Issued Warrant Shares

      (a) The Holder shall have the right exercisable at any time, and from time to time, upon the occurrence of a Repurchase Event, to cause Willey to purchase all or any portion of the Warrant Shares that have been issued upon the exercise of this Warrant (the "Issued Warrant Shares"), other than any Excluded Issued Warrant Shares, at the Warrant Repurchase Price for such Issued Warrant Shares. Such right shall be exercisable by the Holder by delivery of written notice (the "Issued Warrant Shares Put Notice") to Willey, specifying the number of such Issued Warrant Shares that shall be repurchased and the date on which such repurchase shall occur, which date shall not be less than thirty (30) days nor more than sixty
            (60) days after the date of such Issued Warrant Put Notice (the "Issued Warrant Shares Put Closing Date"). Except as provided below in this Section 16 and in Section 15(c), on the Issued Warrant Put Closing Date, the Holder shall surrender the Issued Warrant Shares to be repurchased, against payment of the Warrant Repurchase Price by wire transfer to an account designated by the Holder.

      (b) In the event that Willey, is unable to pay the Warrant Repurchase Price or any portion thereof in cash in connection with a put under
            Section 16(a) resulting from the occurrence of any Repurchase Event described in clauses (i), (ii), (iv) or (v) of Section 15, in any case, due to any Put Restrictions, the Holder will accept, in lieu of that portion of the Warrant Repurchase Price which cannot be paid or is so unavailable a Put Note in the principal amount of such portion of the Warrant Repurchase Price, on the same terms and conditions as the Notes (including subordination on the same terms, and to the same amount of Senior Debt as the Notes), except that (i) the Put Note shall become due and payable in full on the earlier to occur of the eighth anniversary of the Closing Date and the date on which such Put Restrictions no longer prevent such payment, (ii) the Put Note shall bear interest, payable solely by addition of "PIK Amounts" (as defined therein) to the "Accreted Principal Amount" (as defined therein), at an annual rate of 18% per annum and (iii) the Put Note shall have no financial covenants (that is, covenants of the type contained in Section 8.3 of the Purchase Agreement). Willey shall use reasonable commercial efforts to cause the Put Note to be repaid as soon as practicable, subject to Willey's reasonable business judgment.

      (c)   Willey's  obligation  to pay  the  Warrant  Repurchase  Price  under
            Section 16 (a), in the event of the exercise by the Holder of its put option under Section 16(a) is subject to the Registration Option as provided in Section 15(c).

17.   Willey's Right to Repurchase Warrant and Issued Warrant Shares

      (a) From time to time on or after the date falling at the end of six (6) years after the Closing Date, and until the date falling ten (10) years after the Closing Date (as defined in the Purchase Agreement), Willey shall have the right to repurchase from such Holder, from any source of funds legally available therefor this Warrant at the Warrant Repurchase Price for all Warrant Shares issuable under this Warrant and all Issued Warrant Shares (other than Excluded Issued Warrant Shares) theretofore issued under this Warrant. Such right shall be exercisable by Willey by delivery of written notice (the "Call Notice") to the Holder of this Warrant, specifying the date on which such repurchase shall occur, which  date  shall not be less than  thirty  (30) days nor more than sixty (60) days after the date of such Call Notice (the "Call Closing Date"). On the Call Closing Date, the Holder shall surrender the Warrant and all certificates for Issued Warrant Shares
            (specified in the Call Notice), against payment of the Warrant Repurchase Price by wire transfer to an account designated by the Holder.

      (b) In the event that Willey makes a repurchase of this Warrant and/or Issued Warrant Shares pursuant to Section 17(a) hereof and at any time within one year following the date of such repurchase the Company consummates a Liquidity Event in which the proceeds realized by the Company and distributed or distributable to holders of Common Stock of the Company, after deducting all costs and expenses of such Liquidity Event, exceed, on a per Share basis, the Warrant
            Repurchase Price per Share, Willey shall forthwith upon the consummation of such public offering or Liquidity Event pay to such Holder the amount of such excess multiplied by the number of Warrant Shares subject to the Warrant and Issued Warrant Shares repurchased as an additional amount of Warrant Repurchase Price hereunder.

18.   Certain Remedies

      The Holder shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Warrant and to enforce specifically the terms and provisions of this Warrant in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which such Holder may be entitled at law or in equity.

19.   Governing Law

      This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law of such State, other than Section 5-1401 of the General Obligations Law of the State of New York.

20.   Headings

      The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

21.   Survival

      The provisions of Sections 15 and 16 hereof shall survive the complete exercise of this Warrant and the issuance of all Issued Warrant Shares. For purposes of Sections 15 and 16, "Holder" shall include any Person owning any of the Issued Warrant Shares.

BRANDPARTNERS GROUP, INC.                     WILLEY BROTHERS INC.

By: /s/ Sharon Burd                           By: /s/ James F. Brooks
    -------------------------------               ------------------------------
    Name:  Sharon Burd                            Name:  James F. Brooks
    Title: Chief Financial Officer                Title: Chief Operating Officer

                                                          Exhibit A to Common
                                                          Stock Purchase Warrant

                   [FORM OF] ELECTION TO PURCHASE COMMON STOCK

The undersigned hereby irrevocably elects to exercise the Warrant to purchase _______ shares of Class common stock ("Shares") of BRANDPARTNERS GROUP, INC. (the "Company") and hereby [makes payment of US$_________ therefor] [or] [makes payment therefor by assignment to the Company pursuant to Section 2(b)(ii) of the Warrant of US$_______ aggregate principal amount of Notes (as defined in the Purchase Agreement)] [or] [makes payment therefor by surrendering pursuant to
Section 2(b)(iii) Shares of the Company] [or] [makes payment therefor by cancellation pursuant to Section 2(b)(iv) of a portion of the Warrant with respect to Shares]. The undersigned hereby requests that certificates for such units be issued and delivered as follows:

ISSUE TO:
         -----------------------------------------------------------------------
                                     (NAME)

--------------------------------------------------------------------------------
                          (ADDRESS, INCLUDING ZIP CODE)

--------------------------------------------------------------------------------
                  (SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)

DELIVER TO:
           ---------------------------------------------------------------------
                                     (NAME)

--------------------------------------------------------------------------------
                          (ADDRESS, INCLUDING ZIP CODE)

If the number of Shares purchased hereby is less than the number of Shares covered by the Warrant, the undersigned requests that a new Warrant representing the number of Shares not purchased be issued and delivered as follows:

ISSUE TO:
         -----------------------------------------------------------------------
                              (NAME OF HOLDER(1))

--------------------------------------------------------------------------------
                          (ADDRESS, INCLUDING ZIP CODE)

DELIVER TO:
           ---------------------------------------------------------------------
                                (NAME OF HOLDER)

--------------------------------------------------------------------------------
                          (ADDRESS, INCLUDING ZIP CODE)

Dated:....................        [CORPORATE MEZZANINE II, L.P.(1)]

                                  By:  ..................................
                                       Name:
                                       Title:

--------------------------------------------------------------------------------
(1) Name of Holder must conform in all respects to name of Holder as specified on the face of the Warrant.

                                                          Exhibit B to Common
                                                          Stock Purchase Warrant

                              [FORM OF] ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto the Assignee named below all of the rights of the undersigned to purchase shares of common stock ("Shares"), of BRANDPARTNERS GROUP, INC. represented by the Warrant, with respect to the number of Shares set forth below:

Name of Assignee                  Address                        No. of Shares
----------------                  -------                        -------------




and does hereby irrevocably constitute and appoint ________________________ Attorney to make such transfer on the books of BRANDPARTNERS GROUP, INC., maintained for that purpose, with full power of substitution in the premises.

Dated:....................        [CORPORATE MEZZANINE II, L.P.(1)]

                                  By:  ..................................
                                       Name:
                                       Title:

--------------------------------------------------------------------------------
(1) Name of Holder must conform in all respects to name of Holder as specified on the face of the Warrant.